LENDER GROUP JOINDER AGREEMENT

May 27, 2020

Reference is made to that certain Third Amended and Restated Revolving Credit Agreement dated as of April 10, 2017 (as amended, modified or restated from time to time, the “Credit Agreement”) by and among TCW Direct Lending LLC, as Borrower (“Borrower”), Natixis, New York Branch, as Administrative Agent, the Conduit Lenders, the Committed Lenders and Funding Agents from time to time party thereto. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

Zions Bancorporation, N.A. d/b/a California Bank & Trust (the “New Funding Agent”), Zions Bancorporation, N.A. d/b/a California Bank & Trust (the “New Committed Lender”, and together with the New Funding Agent, the “New Lender Group”), the Administrative Agent and the Borrower agree as follows:

1.	The Borrower Parties have requested that the New Lender Group become a “Lender Group” under the Credit Agreement, and the New Lender Group will not include a Conduit Lender.

2.

The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of the date on which (i) a fully executed copy of this Joinder Agreement and (ii) a completed administrative questionnaire with respect to each member of the New Lender Group are delivered to the Administrative Agent.

3.

By executing and delivering this Joinder Agreement, each of the New Funding Agent and the New Committed Lender (a) represents and warrants that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Funding Agent or Committed Lender, as applicable, under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Funding Agent or Committed Lender, as applicable, thereunder, and agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Funding Agent or Committed Lender; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement and on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any other Funding Agent or any other Lender; (v) it is a Qualified Purchaser; and (vi) attached to this Joinder Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it as a Funding Agent or Committed Lender; (b) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (c) in the case of the New Committed Lender, appoints and authorizes the New Funding Agent as its Funding Agent to take such action as a Funding Agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Funding Agents by the terms thereof; (d) acknowledges and agrees that, as a Funding Agent or Committed Lender, as applicable, it may receive confidential information concerning the Borrower Parties and their Affiliates and agrees to use such information in accordance with Section 13.18 of the Credit

Agreement; and (e) agrees that: (i) it will, independently and without reliance on the Administrative Agent, any other Funding Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will join in and be a party to the Credit Agreement and perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Funding Agent or Committed Lender, as applicable.

4.	As of the Effective Date, Schedule 1.01A to the Credit Agreement is deemed amended and supplemented to reflect the joinder effectuated by this Joinder Agreement.

5.

In connection with this Joinder Agreement, Borrower agrees to pay to the Administrative Agent for the benefit of the New Committed Lender, on the effective date of this Joinder Agreement, a fee in the amount of $62,500.00, which represents its pro rata portion of a 25 basis point upfront commitment fee (i.e., 0.25% of $25,000,000), which shall be fully earned on the effective date of this Joinder Agreement and non-refundable for any reason whatsoever and shall be in addition to, and not creditable against, any other fee, cost or expense payable pursuant to the Credit Agreement, the other Loan Documents or otherwise. The obligation of Borrower to pay the upfront commitment fee will not be subject to counterclaim or setoff for, or otherwise affected by, any claim or dispute.

6.	The address of each New Funding Agent and New Committed Lender for purposes of Schedule 13.07 of the Credit Agreement shall be the address set forth beneath its name on the signature pages hereof.

7.

This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy or other electronic transmission (including via “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

8.	THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.

This Joinder Agreement is subject to the provisions of Section 13.08(b), Section 13.08(c), Section 13.08(d) and Section 13.09 of the Credit Agreement, each of which is incorporated by reference herein.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE(S) FOLLOW(S).

2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEW COMMITTED LENDER:	ZIONS BANCORPORATION, N.A. d/b/a CALIFORNIA BANK & TRUST

By:
Name: Kevin Kim
Title: Vice President

Zions Bancorporation, N.A. dba California Bank & Trust 550 S. Hope St., Suite 300 Los Angeles, CA 90071 Attention: Kevin Kim E-Mail: Kevin.Kim@calbt.com Phone: (213) 593-2116

With a copy to (which shall not constitute notice):

Katten Muchin Rosenman LLP 515 South Flower Street, Suite 4150 Los Angeles, CA 90071 Attention: Glen K. Lim E-Mail: glen.lim@katten.com Phone: (213) 443-9015

NEW FUNDING AGENT:	ZIONS BANCORPORATION, N.A. d/b/a CALIFORNIA BANK & TRUST

By:
Name: Kevin Kim
Title: Vice President

Zions Bancorporation, N.A. dba California Bank & Trust 550 S. Hope St., Suite 300 Los Angeles, CA 90071 Attention: Kevin Kim E-Mail: Kevin.Kim@calbt.com Phone: (213) 593-2116

With a copy to (which shall not constitute notice):

Katten Muchin Rosenman LLP 515 South Flower Street, Suite 4150 Los Angeles, CA 90071 Attention: Glen K. Lim E-Mail: glen.lim@katten.com Phone: (213) 443-9015

Consented to this 27th day of May, 2020 by:

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

By:
Name: Andrew Travers
Title: Associate

By:
Name: Hana Beckles
Title: Director

TCW DIRECT LENDING LLC

By:
Name: James Krause
Title: Chief Financial Officer, Treasurer and Secretary

Schedule I

to

Lender Group Joinder Agreement

Dated May 27, 2020

Section 1.

The “Commitment” with respect to the New Committed Lender is:

    Zions Bancorporation, N.A. d/b/a California Bank & Trust            $25,000,000

Section 2.

The “Lender Group Limit” with respect to the New Lender Group is $25,000,000